UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 19, 2017

H&R BLOCK, INC.
(Exact name of registrant as specified in charter)

Missouri (State of Incorporation)	1-06089 (Commission File Number)	44-0607856 (I.R.S. Employer Identification Number)
One H&R Block Way, Kansas City, MO 64105
(Address of Principal Executive Offices) (Zip Code)
(816) 854-3000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 19, 2017, the Compensation Committee (the “Committee”) of the Board of Directors of H&R Block, Inc. (the “Company”) approved amended forms of equity award agreements for long term incentive grants of restricted share units (“RSUs”), market stock units (“MSUs”), performance share units (“PSUs”), and non-qualified stock options (“NQSOs”) under the Company’s 2013 Long Term Incentive Plan (the “Plan”), as well as amended alternate forms of equity award agreements for long term incentive grants of RSUs, MSUs, and PSUs under the Plan.
The amendments to the forms of equity award agreements include the following:

▪
PSU Post-Vesting Holding Requirement. The forms of equity award agreements for PSUs have been modified to add a mandatory post-vesting holding requirement. Under the amended forms of equity award agreements for PSUs, a participating executive is required to hold at least 50% of the shares earned upon vesting of the PSUs for a period of one year after the vesting date.

▪
EBITDA Annual Growth Target. Under the prior year forms of equity award agreements for PSUs, the calculation of a participating executive’s PSU payout was based in part on the Company’s performance against a pre-established targeted percentage of year-over-year growth in earnings from continuing operations excluding interest expense, taxes, depreciation and amortization (“EBITDA”) that applies, without change, for each year of the three-year performance period. Under the amended forms of equity award agreements for PSUs, the pre-established targeted percentage will be set for each year of the three-year performance period at the time of grant, but may be different for each such year.

▪
Revision of Confidentiality Provisions. All forms of equity award agreements for RSUs, MSUs, PSUs, and NQSOs have been amended to make clear that the confidentiality provisions contained therein are not intended to prohibit participants from providing information to the Securities and Exchange Commission or other government authorities.

The amended forms of equity award agreements will be utilized beginning with grants of fiscal year 2018 long term incentive compensation under the Company’s long term incentive program. Consistent with the Company’s previously disclosed practices, the alternate forms of equity award agreements will be utilized for fiscal year 2018 long term incentive compensation for Thomas A. Gerke, the Company’s General Counsel and Chief Administrative Officer, who will serve as President and Chief Executive Officer (in an interim capacity) beginning August 1, 2017.

The other material terms of the forms of equity award agreements remain unchanged. The foregoing summary of the amended forms of equity award agreements is qualified in its entirety by reference to the full text of the amended forms, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, and 10.7 hereto, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
10.1	Form of 2013 Long Term Incentive Plan Award Agreement for Restricted Share Units, as approved on June 19, 2017
10.2	Form of 2013 Long Term Incentive Plan Award Agreement for Market Stock Units, as approved on June 19, 2017
10.3	Form of 2013 Long Term Incentive Plan Award Agreement for Performance Share Units, as approved on June 19, 2017
10.4	Form of 2013 Long Term Incentive Plan Award Agreement for Non-Qualified Stock Options, as approved on June 19, 2017
10.5	Alternate Form of 2013 Long Term Incentive Plan Award Agreement for Restricted Share Units, as approved on June 19, 2017
10.6	Alternate Form of 2013 Long Term Incentive Plan Award Agreement for Market Stock Units, as approved on June 19, 2017
10.7	Alternate Form of 2013 Long Term Incentive Plan Award Agreement for Performance Share Units, as approved on June 19, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&R BLOCK, INC.

Date: June 23, 2017	By: /s/ Scott W. Andreasen
Scott W. Andreasen
Vice President and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of 2013 Long Term Incentive Plan Award Agreement for Restricted Share Units, as approved on June 19, 2017
10.2	Form of 2013 Long Term Incentive Plan Award Agreement for Market Stock Units, as approved on June 19, 2017
10.3	Form of 2013 Long Term Incentive Plan Award Agreement for Performance Share Units, as approved on June 19, 2017
10.4	Form of 2013 Long Term Incentive Plan Award Agreement for Non-Qualified Stock Options, as approved on June 19, 2017
10.5	Alternate Form of 2013 Long Term Incentive Plan Award Agreement for Restricted Share Units, as approved on June 19, 2017
10.6	Alternate Form of 2013 Long Term Incentive Plan Award Agreement for Market Stock Units, as approved on June 19, 2017
10.7	Alternate Form of 2013 Long Term Incentive Plan Award Agreement for Performance Share Units, as approved on June 19, 2017